L:\secfiles\8-k\1997\delphi\marpress.doc


                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 12, 1997
                                  ----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

         (a) On March 12, 1997, General Motors Corporation (GM or General Motors) issued a news release on the subject of separate summary financial information for its North American Automotive Operations and Delphi Automotive Systems. The content of the news release was as follows:

GM RELEASES FINANCIAL-PERFORMANCE DATA FOR GM-NAO AND DELPHI BUSINESS SECTORS

      DETROIT - General Motors Corp. today released financial information on the separate financial performance of its North American Operations (GM-NAO) and Delphi Automotive Systems (Delphi) business sectors - on a quarterly basis for 1994 through 1996, and on an annual basis for 1991 through 1996. GM previously reported combined results for the two sectors. The corporation's consolidated earnings for the 1996 fourth quarter and calendar year, including the combined GM-NAO/Delphi results, were reported on Jan. 28, 1997.

      "With the additional financial data we're releasing today, and which will be provided on a quarterly basis going forward, stockholders and potential investors will be able to better understand GM-NAO and Delphi, and see the progress we've made - and expect to continue to make - in strengthening two of our core business sectors," GM Chairman and Chief Executive Officer John F. Smith, Jr., said.

      "When looking at the results for the last six years," Smith said, "it's significant that both of these important business sectors were profitable on an annual basis in each of the last three years."


                                    # # #



GM-NAO AND DELPHI HIGHLIGHTS ATTACHED

             General Motors North American Operations
                  and Delphi Automotive Systems
                  Income Statement Summary Data
                           (Unaudited)

                                 Year Ended December 31,
                                 1994(1)   1995(1)  1996(1)
                                ------    ------   ------
                                      ($ in Millions)

     GM North American Operations (GM-NAO)

     Net sales                 $91,768   $95,936  $93,381
                                ------    ------   ------
     Income before income taxes   $644    $2,071     $608
     US, foreign and other
      income taxes
      (benefit)                    (34)      569      (85)
     Equity in earnings of
      affiliates                    28        22       37
     Cumulative effect of
      accounting changes (7,8)    (482)      (52)       -
                                ------    ------   ------
     Net income (5)               $224    $1,472     $730
                                ======    ======   ======
     Net profit margin             0.2%      1.5%     0.8%



     Delphi Automotive Systems (Delphi)

     Net sales                 $26,097   $26,426  $26,002
                                ------    ------   ------
     Income before income taxes   $961    $1,251     $613
     US, foreign and other
      income taxes                 308       377      134
     Equity in earnings of
      affiliates                    33        42       47
     Cumulative effect of
      accounting change (7)       (223)        -        -
                                ------    ------   ------
     Net income (5)               $463      $916     $526
                                ======    ======   ======
     Net profit margin             1.8%      3.5%     2.0%



     GM-NAO/Delphi Combined (2)

     Net sales                 $98,133  $103,253 $101,002
                                ------   -------  -------
     Income before income taxes $1,589    $3,346   $1,206
     US, foreign and other
      income taxes                 268       962       44
     Equity in earnings of
      affiliates                    61        64       84
     Cumulative effect of
      accounting changes (7,8)    (705)      (52)       -
                                ------    ------   ------
     Net income (5)               $677    $2,396   $1,246
                                ======   =======  =======
     Net profit margin             0.7%      2.3%     1.2%



     See notes to income statement summary data.

             General Motors North American Operations
                  and Delphi Automotive Systems
                  Income Statement Summary Data
                           (Unaudited)

                                 Year Ended December 31,

                                 1991(1)   1992(1)  1993(1)
                                ------    ------   ------
                                    ($ in Millions)

     GM-NAO

      Net sales (3)            $70,030   $75,447  $80,553
                                ------   -------  -------
      Net (loss)(3,5)          $(7,620) $(18,891) $(1,717)
                                ======   =======  =======
      Net (loss) margin (3)      (10.9)%  (25.0)%    (2.1)%





     Delphi

      Net sales (3)            $21,781   $23,625  $25,090
                                ------   -------  -------
      Net income (loss)(3,5)     $(462)  $(5,621)   $ 717
                                ======   =======  =======
      Net profit (loss)
        margin (3)                (2.1)%  (23.8)%     2.9%



     GM-NAO/Delphi Combined (2)
      Net sales (3)            $74,992   $80,863  $85,965
                                ------   -------  -------
      Net (loss)(3,5)          $(8,092) $(24,522) $(1,012)
                                ======    ======= =======
      Net (loss) margin (3)     (10.8)%   (30.3)%    (1.2)%


     See notes to income statement summary data.

             General Motors North American Operations
                  and Delphi Automotive Systems
               Income Statement Summary Data - 1996
                           (Unaudited)

                             Q1(1)    Q2(1)   Q3(1)  Q4(1)
                           ------   ------  ------ ------
                                    ($ in Millions)

     GM-NAO

     Net sales           $21,683  $26,928  $22,267 $22,503
                          ------   ------   ------  ------
     Income (loss) before
      income taxes         $(517)  $1,074     $238   $(187)
     US, foreign and
      other income taxes
      (benefit)             (222)     387      (35)   (215)
     Equity in earnings
      (loss)of affiliates     16       18        4      (1)
                          ------   ------   ------  ------
     Net income (loss)(6)  $(279)    $705     $277     $27
                          ======   ======   ======  ======
     Net profit (loss)
      margin                (1.3)%    2.6%     1.2%    0.1%



     Delphi

     Net sales           $ 6,189  $ 7,307  $ 6,370 $ 6,136
                          ------   ------   ------  ------
     Income (loss) before
      income taxes          $122     $523     $191   $(223)
     US, foreign and
      other income taxes
      (benefit)               47      184      (35)    (62)
     Equity in earnings
      of affiliates            4       16       12      15
                          ------   ------   ------  ------
     Net income (loss)(6)    $79     $355     $238   $(146)
                          ======   ======   ======  ======
     Net profit (loss)
      margin                 1.3%     4.9%    3.7%   (2.4)%



     GM-NAO/Delphi Combined (4)

     Net sales           $23,565  $28,949  $24,101 $24,387
                          ------   ------   ------  ------
     Income (loss) before
      income taxes         $(387)  $1,581     $430   $(418)
     US, foreign and
      other income taxes
      (benefit)             (172)     565      (69)   (280)
     Equity in earnings
      of affiliates           20       34       16      14
                          ------   ------   ------  ------
     Net income (loss)(6)  $(195)  $1,050     $515   $(124)
                          ======   ======   ======  ======
     Net profit (loss)
      margin                (0.8)%    3.6%     2.1%   (0.5)%






     See notes to income statement summary data.

             General Motors North American Operations
                  and Delphi Automotive Systems
               Income Statement Summary Data - 1995
                           (Unaudited)

                             Q1(1)    Q2(1)   Q3(1)  Q4(1)
                           ------   ------  ------ ------
                                    ($ in Millions)
     GM-NAO

     Net sales           $25,574  $25,300  $20,753 $24,309
                          ------   ------   ------  ------
     Income (loss) before
      income taxes        $1,182     $688    $(227)   $428
     US, foreign and
      other income taxes
      (benefit)              452      207     (114)     24
     Equity in earnings
      (loss) of affiliates    21       (4)      (5)     10
     Cumulative effect of
      accounting change(8)   (52)       -        -       -
                          ------   ------   ------  ------
     Net income (loss)(6)   $699     $477    $(118)   $414
                          ======   ======   ======  ======
     Net profit (loss)
      margin                 2.7%     1.9%    (0.6)%   1.7%



     Delphi

     Net sales            $7,154   $7,055   $5,734  $6,483
                          ------   ------   ------  ------
     Income before
      income taxes          $423     $566      $40    $222
     US, foreign and
      other income taxes     117      190       22      48
     Equity in earnings
      of affiliates           11        8        5      18
                          ------   ------   ------  ------
     Net income (6)         $317     $384      $23    $192
                          ======   ======   ======  ======
     Net profit margin       4.4%     5.4%     0.4%    3.0%



     GM-NAO/Delphi Combined (4)

     Net sales           $27,450  $27,262  $22,322 $26,219
                          ------   ------   ------  ------
     Income (loss) before
      income taxes        $1,589   $1,286    $(185)   $656
     US, foreign and
      other income taxes
      (benefit)              563      410      (92)     81
     Equity in earnings
      of affiliates           32        4        -      28
     Cumulative effect of
      accounting change(8)   (52)       -        -       -
                          ------   ------   ------  ------
     Net income (loss)(6) $1,006     $880     $(93)   $603
                          ======   ======   ======  ======
     Net profit (loss)
      margin                 3.7%     3.2%    (0.4)%   2.3%



     See notes to income statement summary data.

             General Motors North American Operations
                  and Delphi Automotive Systems
               Income Statement Summary Data - 1994
                           (Unaudited)

                             Q1(1)    Q2(1)   Q3(1)  Q4(1)
                           ------   ------  ------ ------
                                    ($ in Millions)
     GM-NAO

     Net sales           $23,097  $24,591  $19,071 $25,009
                          ------   ------   ------  ------
     Income (loss) before
      income taxes          $485     $593    $(892)   $458
     US, foreign and
      other income taxes
      (benefit)              187      259     (504)     24
     Equity in earnings
      (loss) of affiliates    16       18        9     (15)
     Cumulative effect of
      accounting change(7)  (482)       -        -       -
                          ------   ------   ------  ------
     Net income (loss)(6)  $(168)    $352    $(379)   $419
                          ======   ======   ======  ======
     Net profit (loss)
      margin                (0.7)%    1.4%    (2.0)%   1.7%



     Delphi

     Net sales            $6,928   $6,835   $5,479  $6,855
                          ------   ------   ------  ------
     Income (loss) before
      income taxes          $305     $457     $(96)   $295
     US, foreign and
      other income taxes
      (benefit)              108      149      (72)    123
     Equity in earnings
      of affiliates            6       10       13       4
     Cumulative effect of
      accounting change(7)  (223)       -        -       -
                          ------   ------   ------  ------
     Net income (loss)(6)   $(20)    $318     $(11)   $176
                          ======   ======   ======  ======
     Net profit (loss)
      margin                (0.3)%    4.7%    (0.2)%   2.6%




     GM-NAO/Delphi Combined (4)

     Net sales           $24,490  $26,277  $20,539 $26,827
                          ------   ------   ------  ------
     Income (loss) before
      income taxes          $772   $1,039    $(982)   $760
     US, foreign and
      other income taxes
      (benefit)              288      433     (604)    151
     Equity in earnings
      (loss) of affiliates    22       35       15     (11)
     Cumulative effect of
      accounting change(7)  (705)       -        -       -
                          ------   ------   ------  ------
     Net income (loss)(6)  $(199)    $641    $(363)   $598
                          ======   ======   ======  ======
     Net profit (loss)
      margin                (0.8)%    2.4%    (1.8)%   2.2%



     See notes to income statement summary data.

             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (1) These disaggregated financial results have been prepared using a management approach, which is consistent with the basis and manner in which management internally disaggregates the Corporation's financial information for the purposes of assisting in making internal operating decisions. It is being released to allow interested parties to view the performance of the sectors in the same manner as management.

         This information is not prepared in accordance with generally accepted accounting principles (GAAP). Certain common expenses are allocated among sectors less precisely than would be required for standalone financial information prepared in accordance with GAAP. Additionally, certain expenses (primarily certain U.S. taxes related to non-U.S. operations) are included in GM's "Other" sector and not in either GM-NAO or Delphi. This data represents the historical information used by management for internal decision making purposes and, accordingly, other data prepared to represent the way in which the business will operate in the future, or data prepared on a GAAP basis may be materially different.


     (2) Excludes cross-sector sales and other transactions as
         follows:
                                 1994      1995     1996
                                ------    ------   ------
                                    ($ in Millions)

         Net sales             $19,732   $19,109  $18,381
         Net income (loss)        $(10)       $8     $(10)

                                1991       1992     1993
                               ------    ------    ------
                                    ($ in Millions)

         Net sales             $16,819   $18,209  $19,678
         Net (loss)               $(10)     $(10)    $(12)

     (3) Net sales, net income (loss), and net profit (loss) margins for 1991, 1992 and 1993 are for periods prior to when the Corporation prepared sector financial results and are prepared on a less precise basis than the 1994, 1995 and 1996 financial information. Financial information for 1991, 1992 and 1993 is presented to give a directional indicator of the improvement in earnings during the periods.


     (4) Excludes cross-sector sales and other transactions as
         follows:
                             Q1       Q2      Q3     Q4
                           ------   ------  ------ ------
                                    ($ in Millions)
        1996
        Net sales         $4,307   $5,286   $4,536  $4,252
        Net income (loss)     $5     $(10)      $-     $(5)

        1995
        Net sales         $5,278   $5,093   $4,165  $4,573
        Net income (loss)   $(10)     $19       $2     $(3)

        1994
        Net sales         $5,535   $5,149   $4,011  $5,037
        Net income (loss)   $(11)    $(29)     $27      $3

             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (5) Special Items Analysis
                                   Year Ended December 31,
                                  1994      1995      1996
                                 ------    ------    ------
                                       ($ in Millions)
      GM-NAO

      Net income                   $224    $1,472      $730
      Special items
        Plant closings reserve
         adjustments                  -         -       450
        Sale of preferred stock
         interest                     -         -        65
        Retiree lump sum payments     -         -      (114)
        Sale of facilities            -         -        (4)
        Cumulative effect of
         accounting changes (7,8)  (482)      (52)        -
                                  -----     -----     -----
         Total special items       (482)      (52)      397
                                  -----     -----     -----
      Net income - excluding
        special items              $706    $1,524      $333
                                  =====     =====     =====
      Net profit margin -
        excluding special items      0.8%      1.6%     0.4%

      Delphi

      Net income                   $463      $916      $526
      Special items
        Retiree lump sum payments     -         -       (49)
        Sale of facilities            -         -      (153)
        Cumulative effect of
         accounting change (7)     (223)        -         -
                                  -----     -----     -----
         Total special items       (223)        -      (202)
                                  -----     -----     -----
      Net income - excluding
        special items              $686      $916      $728
                                  =====     =====     =====
      Net profit margin -
        excluding special items     2.6%      3.5%      2.8%


      GM-NAO/Delphi Combined (2)

      Net income                   $677    $2,396    $1,246
      Special items
        Plant closings reserve
         adjustments                  -         -       450
        Sale of preferred stock
         interest                     -         -        65
        Retiree lump sum payments     -         -      (163)
        Sale of facilities            -         -      (157)
        Cumulative effect of
         accounting changes (7,8)  (705)      (52)        -
                                  -----     -----     -----
         Total special items       (705)      (52)      195
                                  -----     -----     -----
      Net income - excluding
        special items            $1,382    $2,448    $1,051
                                  =====     =====     =====
      Net profit margin -
        excluding special items     1.4%      2.4%      1.0%






                              - 9 -
             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (5) Special Items Analysis (concluded)

                                   Year Ended December 31,
                                  1991(3)   1992(3)   1993(3)
                                 ------    ------    ------
                                     ($ in Millions)
      GM-NAO

      Net(loss)                 $(7,620) $(18,891)  $(1,717)

        Total special items      (1,263)  (13,926)*    (414)
        Pro forma OPEB charge **    881         -         -
                                  -----     -----     -----
      Adjusted net(loss) -
        excluding special items $(7,238) $ (4,965)  $(1,303)
                                  =====     =====     =====
      Adjusted net(loss) margin
        - excluding special items (10.3)%    (6.6)%    (1.6)%



      Delphi

      Net income (loss)           $(462)  $(5,621)     $717

        Total special items           7    (5,752)*     138
        Pro forma OPEB charge **    384         -         -
                                  -----     -----     -----
      Adjusted net income (loss)
        - excluding special items $(853)     $131      $579
                                  =====     =====     =====
      Adjusted net profit (loss)
        margin - excluding
        special items              (3.9)%     0.6%      2.3%



      GM-NAO/Delphi Combined (2)

      Net (loss)                $(8,092) $(24,522)  $(1,012)

        Total special items      (1,256)  (19,678)*    (276)
        Pro forma OPEB charge **  1,265         -         -
                                  -----     -----     -----
      Adjusted net (loss) -
        excluding special items $(8,101)  $(4,844)   $ (736)
                                  =====     =====     =====
      Adjusted net(loss) margin
        - excluding special items (10.8)%    (6.0)%    (0.9)%


      * - The largest component of the 1992 special items was the cumulative effect of adopting SFAS No. 106, which for GM-NAO/Delphi combined was approximately $18.9 billion.

      ** - Estimated charge as though SFAS No. 106 had been in effect in 1991 is included for consistency purposes.

             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (6) 1996 Special Items Analysis

                               Q1(1)    Q2(1)  Q3(1)    Q4(1)
                             ------   ------ ------   ------
                                    ($ in Millions)
      GM-NAO

      Net income (loss)       $(279)    $705   $277     $27

      Special items
        Plant closings
         reserve adjustments      -        -    253     197
        Sale of preferred
         stock interest           -        -      -      65
        Retiree lump sum
         payments                 -        -      -    (114)
        Sale of facilities        -        -      -      (4)
                             ------   ------ ------  ------
         Total special items      -        -    253     144
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                 $(279)    $705    $24   $(117)
                             ======   ====== ======  ======



      Delphi

      Net income (loss)         $79     $355   $238   $(146)

      Special items
        Retiree lump sum
         payments                 -        -      -     (49)
        Sale of facilities        -        -      -    (153)
                             ------   ------ ------  ------
         Total special items      -        -      -    (202)
                             ------   ------ ------  ------
      Net income - excluding
        special items           $79     $355   $238     $56
                             ======   ====== ======  ======




      GM-NAO/Delphi Combined(2)

      Net income (loss)       $(195)  $1,050   $515   $(124)

      Special items
        Plant closings
         reserve adjustments      -        -    253     197
        Sale of preferred
         stock interest           -        -      -      65
        Retiree lump sum
         payments                 -        -      -    (163)
        Sale of facilities        -        -      -    (157)
                             ------   ------ ------  ------
         Total special items      -        -    253     (58)
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                 $(195)  $1,050   $262    $(66)
                             ======   ====== ======  ======

             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (6) 1995 Special Items Analysis (continued)

                               Q1(1)    Q2(1)  Q3(1)    Q4(1)
                             ------   ------ ------   ------
                                    ($ in Millions)
      GM-NAO

      Net income (loss)        $699     $477  $(118)   $414

      Special items
        Cumulative effect of
         accounting change(8)   (52)       -      -       -
                             ------   ------ ------  ------
         Total special items    (52)       -      -       -
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                  $751     $477  $(118)   $414
                             ======   ====== ======  ======



      Delphi

      Net income               $317     $384    $23    $192

      Total special items         -        -      -       -
                             ------   ------ ------  ------
      Net income - excluding
        special items          $317     $384    $23    $192
                             ======   ====== ======  ======



      GM-NAO/Delphi Combined(2)

      Net income (loss)      $1,006     $880   $(93)   $603

      Special items
        Cumulative effect of
         accounting change(8)   (52)       -      -       -
                             ------   ------ ------  ------
         Total special items    (52)       -      -       -
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                $1,058     $880   $(93)   $603
                             ======   ====== ======  ======

             General Motors North American Operations
                  and Delphi Automotive Systems
              Notes to Income Statement Summary Data
                           (Unaudited)

     (6) 1994 Special Items Analysis (concluded)

                               Q1(1)    Q2(1)  Q3(1)    Q4(1)
                             ------   ------ ------   ------
                                    ($ in Millions)
      GM-NAO

      Net income (loss)       $(168)    $352  $(379)   $419

      Special items
        Cumulative effect of
         accounting change(7)  (482)       -      -       -
                             ------   ------ ------  ------
         Total special items   (482)       -      -       -
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                  $314     $352  $(379)   $419
                             ======   ====== ======  ======



      Delphi

      Net income (loss)        $(20)    $318   $(11)   $176

      Special items
        Cumulative effect of
         accounting change(7)  (223)       -      -       -
                             ------   ------ ------  ------
         Total special items   (223)       -      -       -
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                  $203     $318   $(11)   $176
                             ======   ====== ======  ======



      GM-NAO/Delphi Combined(2)

      Net income (loss)       $(199)    $641  $(363)   $598

      Special items
        Cumulative effect of
         accounting change(7)  (705)       -      -       -
                             ------   ------ ------  ------
         Total special items   (705)       -      -       -
                             ------   ------ ------  ------
      Net income (loss) -
        excluding special
        items                  $506     $641  $(363)   $598
                             ======   ====== ======  ======




     (7) Effective January 1, 1994, SFAS No. 112, Employers'
         Accounting for Postemployment Benefits, was adopted.

     (8) Effective January 1, 1995, EITF Issue No. 95-1, Revenue
         Recognition on Sales with a Guaranteed Minimum Resale
         Value, was adopted.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
         March 12, 1997
        -----------------
                                         By
                                            s/Wallace W. Creek
                                            -------------------------------
                                            (Wallace W. Creek, Comptroller)